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                                                                    EXHIBIT 23.7


                         CONSENT OF FINANCIAL ADVISORS


     We consent to the inclusion of our Fairness Opinion issued to Bank of Union in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".


                                     /s/ Baxter Fentriss and Company
                                         BAXTER FENTRISS AND COMPANY


Richmond, Virginia
November 13, 1995